SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: March 10, 1999
(Date of earliest event reported)


              Imperial Credit Commercial Mortgage Acceptance Corp.
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              (Exact name of registrant as specified in its charter)

        California                 333-61305-01               95-4649530
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)


            11601 Wilshire Boulevard, No. 2080 Los Angeles, CA 90025
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              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (310) 231-1280
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         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

            On March 10, 1999, ICCMAC Multifamily and Commercial Trust 1999-1 (the "Issuer") issued the Collateralized Mortgage Bonds, Series 1999-1 in twelve classes (the "Bonds"). The Class A-1, Class A-2, Class S, Class A-3, Class B and Class C Bonds, with an aggregate bond principal amount of $250,598,000, were sold to J.P. Morgan Securities Inc. ("J.P. Morgan") as representative of the several underwriters pursuant to an Underwriting Agreement, dated March 5, 1999, between Imperial Credit Commercial Mortgage Acceptance Corp. (the "Registrant"), Imperial Credit Commercial Mortgage Investment Corp. (the "Mortgage Loan Seller") and J.P. Morgan as representative of the several underwriters. The Bonds were issued pursuant to an Indenture, dated as of February 1, 1999 (the "Indenture") between the Issuer and LaSalle National Bank (the "Indenture Trustee"), a copy of which is filed as Exhibit 4.1. The Issuer was formed by the Registrant pursuant to a Deposit Trust Agreement, dated as of February 1, 1999 (the "Deposit Trust Agreement") between the Registrant and Wilmington Trust Company (the "Owner Trustee"), a copy of which is filed as Exhibit 4.2. The Bonds are secured by the assets of the Issuer, consisting primarily of a pool of adjustable rate and fixed rate multifamily and commercial mortgage loans (the "Mortgage Loans"). Banc One Mortgage Capital Markets, LLC ("Banc One") is the master servicer and special servicer of the Mortgage Loans, pursuant to a Servicing Agreement, dated as of February 1, 1999 (the "Servicing Agreement"), among the Issuer, the Indenture Trustee, Banc One and ABN AMRO Bank, N.V., as fiscal agent, a copy of which is filed as Exhibit 4.3.

            In addition, the Issuer and Imperial Credit Commercial Asset Management Corp., as administrator of the Issuer, have entered into an Administration Agreement, dated as of February 1, 1999 (the "Administration Agreement"), a copy of which is filed as Exhibit 4.4.

            Interest on the Bonds will be paid on each Payment Date (as defined in the Indenture). Monthly payments in reduction of the bond principal amount of the Bonds will be allocated to the Bonds in accordance with the priorities set forth in the Indenture.

            Attached as Exhibit 8 is the opinion of Cadwalader, Wickersham & Taft, special tax counsel to the Registrant, regarding tax matters (the "Tax Matters Opinion"), provided in connection with the issuance of the Bonds.

Item 7.     Financial Statements and Exhibits

(c)   Exhibits

Exhibit 4.1 Indenture

Exhibit 4.2 Deposit Trust Agreement

Exhibit 4.3 Servicing Agreement

Exhibit 4.4 Administration Agreement

Exhibit 8   Tax Matters Opinion

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IMPERIAL CREDIT COMMERCIAL
                                   MORTGAGE ACCEPTANCE CORP.


                                   By: /s/  Norbert M. Seifert
                                      -----------------------------
                                      Name: Norbert M. Seifert
                                     Title: Senior Vice President,
                                            General Counsel and Secretary

Date: March 24, 1999

                                  Exhibit Index



 Item 601(a) of Regulation                                    Paper (P) or
         S-K Exhibit No.               Description            Electronic(E)
 -------------------------             -----------            -------------

            4.1              Indenture                             E

            4.2              Deposit Trust Agreement               E

            4.3              Servicing Agreement                   E

            4.4              Administration Agreement              E

             8               Tax Matters Opinion                   E